Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AAM S&P Developed Markets High Dividend Value ETF (DMDV)
(the “Fund”)

May 26, 2023

Supplement to the Statement of Additional Information (“SAI”),
dated February 28, 2023

Effective June 1, 2023, the following updates are made to the Fund’s SAI:
The following replaces the third paragraph in the section entitled “General Information About The Trust” in the Fund’s SAI:
Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM Low Duration Preferred and Income Securities ETF, and AAM Transformers ETF generally consists of 25,000 Shares. A Creation Unit of the AAM S&P Developed Markets High Dividend Value ETF generally consists of 10,000 Shares, though this may change from time to time. A Creation Unit of the AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement with your Statement of Additional Information for future reference.